OMB APPROVAL
OMB Number: 3235-0570 Expires: September 30, 2007 Estimated average burden hours per response: 19.4

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21331

Managed Income Fund

_____________________________________________________________
(Exact name of registrant as specified in charter)

     200 Berkeley Street Boston, Massachusetts 02116

_____________________________________________________________
(Address of principal executive offices) (Zip code)

     Michael H. Koonce, Esq. 200 Berkeley Street Boston, Massachusetts 02116

____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 210-3200

Date of fiscal year end: October 31, 2005

Date of reporting period: October 31, 2005

Item 1 - Reports to Stockholders.

Evergreen Managed Income Fund

Evergreen

MANAGED INCOME FUND

Annual Report
as of October 31, 2005

Evergreen Investments
MUTUAL FUNDS

table of contents
1	LETTER TO SHAREHOLDERS
4	FINANCIAL HIGHLIGHTS
5	SCHEDULE OF INVESTMENTS
20	STATEMENT OF ASSETS AND LIABILITIES
21	STATEMENT OF OPERATIONS
22	STATEMENTS OF CHANGES IN NET ASSETS
23	NOTES TO FINANCIAL STATEMENTS
31	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
32	AUTOMATIC DIVIDEND REINVESTMENT PLAN
33	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2005, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia
Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS
October 2005

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Managed Income Fund, which covers the twelve-month period ended October 31, 2005.

Over the past twelve months, the economy and the financial markets have presented investors with a variety of conflicting issues. U.S. Gross Domestic Product (GDP) growth moderated from the rampant pace associated with recovery to the more normalized pace of economic expansion. Despite this trend, the Federal Reserve (Fed) continued to raise its target for the federal funds rate. Also, higher energy prices and the prospect of increased government spending helped renew inflation fears. And if all that wasn’t enough, hurricanes, terrorist activity, and credit downgrades in the auto sector combined to further increase the uncertainty prevalent in the financial markets. Throughout it all, the portfolio managers of Evergreen’s Managed Income Fund maintained their focus on long-term fundamentals, continually seeking markets and issues that offered real yield with limited interest rate risk.

The investment period began with a trend for a more moderate pace of growth in the U.S. economy. While the rate of GDP growth was still good, it was no longer considered great, and market interest rates initially declined on the perceived weakness. Yet despite this moderating trend in GDP, the Fed continued its “measured removal of policy accommodation,” raising the target for the federal funds rate by 1 / 4 point at each monetary policy meeting over the past year.

Throughout this paradox of moderating economic growth and tighter monetary policy, Evergreen’s Investment Strategy Committee maintained its belief that the economy had simply experienced a normal transition in the economic cycle, from recovery to expansion. A consequence of this change, though, was a variety of mixed economic data and as a result, market interest rates fluctuated on seemingly every

LETTER TO SHAREHOLDERS continued

economic release. Historically, the maturation of the economic cycle had experienced similarly erratic behavior, and since the Fed had been accommodative for such an extended period, we believed that monetary policy was on the path of less stimulation, rather than more restriction, for the U.S. economy.

Despite rising energy prices and gradually higher short-term interest rates, long-term bond yields persisted lower for much of the investment period. The debate therefore intensified as to the yield curve’s message. Some felt that long-term inflation was under control, while others believed it signaled the end of the expansion. Considering our forecasts for moderating global growth, mild wage growth and solid domestic productivity, we concluded that long-term pricing pressures were insufficient to halt the economic expansion. In addition, it was our opinion that excess global savings and increased demand from under-funded pensions likely pushed prices higher for the 10-year Treasury, helping to drive market interest rates lower. Yet after the hurricanes hit, energy prices, and inflation fears, escalated. Various Fed officials consistently delivered the message of a “measured removal of policy accommodation” and as a result, market yields drifted higher in the last few months of the investment period.

Providing yet another argument for the benefits of diversification, the fund’s exposure to international debt helped the portfolio during this time of rising market interest rates. Previously, the stronger dollar and rising energy prices limited gains for the international fixed income component of the fund, yet the rise in U.S rates helped restore performance contributions from the global bond markets. The fund’s diverse mix of debt securities was also enhanced by exposure in the U.S. high yield market, where our portfolio managers attempted to identify quality issues within the media and telecommunications industries. Fortunately, the relative lack of below-investment grade exposure to autos and airlines helped during the period of surging fuel prices and the credit downgrades at GM and Ford. Moreover, the fund’s emphasis on adjustable rate mortgages also proved beneficial as the portfolio managers focused on selecting securities with relatively stable cash flows and decreased prepayment risks.

Effective November 1, 2005, the fund changed the way it treats

LETTER TO SHAREHOLDERS continued

pre-payments of certain mortgage-backed securities for income tax purposes. Prior to November 1, losses on paydowns were treated as capital losses; such losses are now being treated as an offset to ordinary income. This policy change will have no impact on the fund’s total return calculated based on net asset value. While this change may serve to reduce the amount of income distributable to shareholders, it also may help to stabilize the fund’s net asset value.

As always, we continue to recommend a diversified strategy, and we believe exposure to Evergreen’s Managed Income Fund will help investors achieve their long-term goals.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for a statement from President and Chief Executive Officer, Dennis Ferro, addressing NASD actions involving Evergreen Investment Services, Inc. (EIS), Evergreen’s mutual fund broker-dealer or statements from Dennis Ferro and Chairman of the Board of the Evergreen Funds, Michael S. Scofield, addressing SEC actions involving the Evergreen Funds.

FINANCIAL HIGHLIGHTS

(For a common share outstanding throughout each period)
	Year Ended October 31,

	2005	2004	2003[1]

Net asset value, beginning of period	$ 20.19	$ 19.38	$ 19.10[2]

Income from investment operations
Net investment income (loss)	1.49[3]	1.62	0.38
Net realized and unrealized gains or losses on investments	(1.06)	0.94	0.46
Distributions to preferred shareholders from[4]
Net investment income	(0.28)	(0.13)	(0.02)
Net realized gains	0[5]	0	0

Total from investment operations	0.15	2.43	0.82

Distributions to common shareholders from
Net investment income	(1.43)	(1.62)	(0.39)

Offering costs charged to capital for
Common shares	0	0	(0.04)
Preferred shares	0[5]	0	(0.11)

Total offering costs	0	0	(0.15)

Net asset value, end of period	$ 18.91	$ 20.19	$ 19.38

Market value, end of period	$ 16.42	$ 18.49	$ 18.15

Total return[6]
Based on market value	(3.77%)	11.23%	(7.35%)

Ratios and supplemental data
Net assets of common shareholders, end of period (thousands)	$795,244	$849,127	$814,948
Liquidation value of preferred shares, end of period (thousands)	$400,309	$400,165	$400,098
Asset coverage ratio, end of period	299%	312%	304%
Ratios to average net assets applicable to common shareholders
Expenses including waivers/reimbursements but excluding expense reductions	1.11%	1.12%	0.95%[7]
Expenses excluding waivers/reimbursements and expense reductions	1.11%	1.12%	0.95%[7]
Net investment income (loss)[8]	6.08%	6.99%	5.13%[7]
Portfolio turnover rate	80%	78%	8%

[1] For the period from June 25, 2003 (commencement of operations), to October 31, 2003.
[2] Initial public offering price of $20.00 per share less underwriting discount of $0.90 per share.
[3] Net investment income (loss) per share is based on average shares outstanding during the period.
[4] Distributions to preferred shareholders per common share are based on average common shares outstanding during the period.
[5] Amount represents less than $0.005 per share
[6] Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.
[7] Annualized
[8] The net investment income (loss) ratio reflects distributions to preferred shareholders.
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

October 31, 2005	Principal	Value
	Amount

AGENCY MORTGAGE-BACKED COLLATERALIZED
MORTGAGE OBLIGATIONS 5.0%
FIXED-RATE 0.3%
FNMA, Ser. 2001-25, Class Z, 6.00%, 06/25/2031	$ 2,240,032	$ 2,247,984

FLOATING-RATE 4.7%
FHLMC:
Ser. 196, Class A, 4.80%, 12/15/2021	327,607	328,261
Ser. 1500, Class FD, 3.91%, 05/15/2023	7,800,102	7,906,730
Ser. 2247, Class FC, 4.57%, 08/15/2030	1,653,725	1,664,225
Ser. 2390, Class FD, 4.42%, 12/15/2031	262,513	264,578
Ser. 2411, Class F, 4.52%, 02/15/2032	328,543	329,349
Ser. 2567, Class FH, 4.30%, 02/15/2033	870,477	873,384
Ser. T-62, Class 1A1, 4.07%, 10/25/2044	4,493,211	4,525,382
FNMA:
Ser. 2000-45, Class F, 4.28%, 12/25/2030	1,519,311	1,529,931
Ser. 2001-24, Class FC, 4.43%, 04/25/2031	523,612	526,979
Ser. 2001-35, Class F, 4.43%, 07/25/2031	110,128	111,684
Ser. 2001-37, Class F, 4.33%, 08/25/2031	621,811	623,521
Ser. 2001-57, Class F, 4.33%, 06/25/2031	110,874	112,060
Ser. 2001-62, Class FC, 4.48%, 11/25/2031	1,457,427	1,474,348
Ser. 2002-77:
Class FH, 4.38%, 12/18/2032	658,981	663,421
Class FV, 4.48%, 12/18/2032	2,214,211	2,236,996
Ser. 2002-95, Class FK, 4.33%, 01/25/2033	6,530,753	6,628,453
Ser. 2002-97, Class FR, 4.66%, 01/25/2033	223,633	226,939
Ser. 2003-W8, Class 3F2, 4.18%, 05/25/2042	1,325,521	1,334,998
Ser. G92-53, Class FA, 4.59%, 09/25/2022	3,107,022	3,153,550
GNMA, Ser. 1997-13, Class F, 4.50%, 09/16/2027	3,090,153	3,109,994

37,624,783

Total Agency Mortgage-Backed Collateralized Mortgage Obligations
(cost $39,792,113)		39,872,767

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES 30.6%
FIXED-RATE 4.6%
FHLMC:
5.50%, TBA #	3,000,000	3,019,686
6.00%, TBA #	950,000	959,500
8.50%, 03/01/2030	217,703	236,533
FNMA:
5.50%, TBA #	5,775,000	5,814,703
6.00%, 04/01/2033	1,172,626	1,184,178
6.00%, TBA #	10,500,000	10,591,875
6.50%, 11/01/2032	1,667,154	1,715,207
6.50%, TBA #	1,000,000	1,026,562
7.00%, 09/01/2031 – 08/01/2032	3,963,155	4,149,463
7.35%, 02/01/2012	715,311	735,033
7.50%, 07/01/2017 – 07/01/2032	1,151,149	1,217,660
8.00%, 06/01/2030	285,064	305,162

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2005	Principal	Value
	Amount

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FIXED-RATE continued
GNMA:
6.50%, 06/15/2028	$ 186,423	$ 193,935
9.50%, 12/15/2009 – 04/15/2011	4,838,199	5,330,611

36,480,108

FLOATING-RATE 26.0%
FHLMC:
3.07%, 12/01/2033	17,676,611	18,485,846
3.10%, 12/01/2026	214,064	217,805
3.42%, 10/01/2017 – 06/01/2033	3,703,667	3,694,190
3.75%, 12/01/2022	2,730	2,777
4.08%, 05/01/2019	19,633	20,282
4.10%, 10/01/2022	345,062	353,709
4.11%, 08/01/2017 – 03/01/2018	376,225	384,294
4.12%, 10/01/2033	582,367	599,803
4.22%, 05/01/2025	103,987	108,397
4.25%, 12/01/2018	102,790	106,121
4.45%, 06/01/2018	359,421	364,592
4.50%, 10/01/2024	55,566	56,570
4.52%, 06/01/2031	1,523,999	1,564,568
4.62%, 07/01/2030	282,630	292,480
4.73%, 06/01/2023	731,721	749,253
4.77%, 01/01/2030	299,242	308,064
4.90%, 10/01/2033	849,649	881,485
4.98%, 10/01/2030	1,268,226	1,336,960
5.06%, 10/01/2035	6,963,317	6,914,643
5.09%, 08/01/2030 – 08/01/2032	6,620,245	6,777,286
5.15%, 09/01/2032	2,162,159	2,251,236
5.28%, 06/01/2035	254,365	260,036
5.33%, 06/01/2030	31,368	31,560
5.48%, 07/01/2032	5,732,670	5,749,416
5.57%, 06/01/2028	245,637	246,021
6.01%, 01/01/2027	534,344	551,096
7.34%, 03/01/2031	165,766	171,697
FNMA:
2.90%, 10/01/2035	7,493,080	7,708,506
3.74%, 10/01/2029	301,652	303,507
3.75%, 12/01/2016	22,813	22,899
3.87%, 03/01/2033	904,260	908,965
3.96%, 12/01/2009	5,330,475	5,362,031
3.98%, 05/01/2029 (h)	9,198,911	9,239,157
4.00%, 01/01/2017	128,520	129,809
4.01%, 12/01/2017	1,434,340	1,451,624
4.07%, 07/01/2044	3,918,452	3,978,248
4.10%, 02/01/2035	2,558,134	2,590,929
4.12%, 09/01/2041	2,523,479	2,556,149
4.27%, 06/01/2040 – 12/01/2040 ##	10,388,474	10,504,719

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2005	Principal	Value
	Amount

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FLOATING-RATE continued
FNMA:
4.45%, 03/01/2035	$ 8,219,219	$ 8,498,179
4.51%, 05/01/2033	4,278,126	4,215,599
4.52%, 04/01/2034	6,265,268	6,425,596
4.58%, 08/01/2020	3,022,835	3,002,763
4.66%, 02/01/2035	9,197,246	9,467,553
4.68%, 02/01/2035	2,970,168	2,975,010
4.72%, 10/01/2034	2,762,109	2,795,473
4.78%, 10/01/2032 – 06/01/2033	3,888,517	3,928,556
4.82%, 08/01/2034	10,335,946	10,440,753
4.84%, 06/01/2031	375,226	379,609
4.88%, 04/01/2028	2,235,648	2,246,440
4.89%, 04/01/2035	4,943,447	4,970,735
4.94%, 07/01/2020	1,407,754	1,398,772
4.98%, 03/01/2033	171,800	170,963
4.99%, 12/01/2031 – 04/01/2034	4,002,653	4,070,343
5.02%, 03/01/2034	3,444,406	3,521,836
5.06%, 01/01/2034	1,330,884	1,335,503
5.08%, 02/01/2035	1,205,819	1,253,425
5.13%, 07/01/2032	3,079,133	3,166,673
5.16%, 03/01/2034	2,562,009	2,612,686
5.19%, 04/01/2034	3,894,298	4,020,707
5.22%, 07/01/2033 – 12/01/2034	6,230,959	6,477,235
5.23%, 12/01/2022	46,835	47,232
5.26%, 04/01/2025	419,238	424,285
5.55%, 09/01/2024	13,423	13,544
5.59%, 04/01/2031	1,678,246	1,712,851
5.70%, 02/01/2032	202,615	208,446
5.73%, 09/01/2032	1,025,036	1,056,945
6.00%, 05/01/2021 – 08/01/2021	108,590	109,308
6.07%, 04/01/2033	2,011,620	2,082,567
6.21%, 11/01/2024	810,542	834,850
6.25%, 04/01/2021	7,311	7,401
6.35%, 01/01/2033	2,175,285	2,234,159
GNMA:
3.50%, 09/20/2030	847,907	861,542
4.00%, 11/20/2030 – 10/20/2031	3,817,008	3,877,075
4.125%, 10/20/2029 – 11/20/2030	4,512,263	4,585,863
4.25%, 02/20/2029	1,754,998	1,777,462
4.375%, 01/20/2027 – 03/20/2028	880,202	896,162
4.50%, 02/20/2031	1,198,436	1,224,442

206,565,273

Total Agency Mortgage-Backed Pass Through Securities
(cost $243,918,042)		243,045,381

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2005	Principal	Value
	Amount

AGENCY REPERFORMING MORTGAGE-BACKED PASS THROUGH
SECURITIES 1.7%
FNMA:
Ser. 2001-T10, Class A2, 7.50%, 12/25/2041	$ 715,355	$ 752,797
Ser. 2002-T6, Class A4, 4.66%, 03/25/2041	2,647,254	2,658,373
Ser. 2003-W02, Class 2A8, 5.67%, 07/25/2042	700,000	719,159
Ser. 2003-W06:
Class 3A, 6.50%, 09/25/2042	1,737,783	1,788,804
Class F, 4.18%, 09/25/2042	7,459,231	7,493,245

Total Agency Reperforming Mortgage-Backed Pass Through Securities
(cost $13,502,603)		13,412,378

CORPORATE BONDS 66.9%
CONSUMER DISCRETIONARY 21.3%
Auto Components 1.5%
Dura Operating Corp., Ser. B, 8.625%, 04/15/2012 (p)	1,750,000	1,491,875
HLI Operating Co., Inc., 10.50%, 06/15/2010 (p)	1,775,000	1,464,375
Tenneco Automotive, Inc., 8.625%, 11/15/2014 (p)	6,125,000	5,880,000
TRW Automotive, Inc., 11.00%, 02/15/2013	3,000,000	3,367,500

12,203,750

Diversified Consumer Services 0.7%
Carriage Services, Inc., 7.875%, 01/15/2015	1,540,000	1,586,200
Service Corporation International:
6.75%, 04/01/2016	1,835,000	1,812,063
7.00%, 06/15/2017 144A	2,575,000	2,568,562

5,966,825

Hotels, Restaurants & Leisure 5.3%
Ameristar Casinos, Inc., 10.75%, 02/15/2009	6,000,000	6,420,000
Equinox Holdings, Inc., 9.00%, 12/15/2009 (p)	4,635,000	4,750,875
Herbst Gaming, Inc., 7.00%, 11/15/2014	3,125,000	3,101,563
Inn of The Mountain Gods Resort & Casino, 12.00%, 11/15/2010 (p)	3,000,000	3,225,000
Isle of Capri Casinos, Inc., 7.00%, 03/01/2014	3,250,000	3,087,500
La Quinta Corp., 8.875%, 03/15/2011	4,000,000	4,290,000
Mandalay Resort Group, Ser. B, 10.25%, 08/01/2007	5,000,000	5,350,000
MGM MIRAGE, Inc., 9.75%, 06/01/2007	5,500,000	5,802,500
Seneca Gaming Corp., Ser. B, 7.25%, 05/01/2012 144A	1,500,000	1,539,375
Station Casinos, Inc., 6.875%, 03/01/2016 (p)	4,225,000	4,277,812

41,844,625

Household Durables 0.8%
Amscan Holdings, Inc., 8.75%, 05/01/2014	2,985,000	2,402,925
Hovnanian Enterprises, Inc., 7.75%, 05/15/2013 (p)	1,750,000	1,741,250
Technical Olympic USA, Inc., 10.375%, 07/01/2012	2,000,000	2,020,000

6,164,175

Leisure Equipment & Products 0.3%
Riddell Bell Holdings, Inc., 8.375%, 10/01/2012	2,485,000	2,385,600

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2005	Principal	Value
	Amount

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Media 9.5%
AMC Entertainment, Inc.:
9.875%, 02/01/2012 (p)	$ 6,000,000	$ 5,760,000
Ser. B, 8.625%, 08/15/2012 (p)	4,570,000	4,627,125
Cablevision Systems Corp., Ser. B, 8.00%, 04/15/2012	7,000,000	6,720,000
CCO Holdings, LLC, 8.75%, 11/15/2013 (p)	3,000,000	2,902,500
Cinemark USA, Inc., 9.00%, 02/01/2013	5,000,000	5,187,500
CSC Holdings, Inc., 7.625%, 04/01/2011	3,000,000	3,022,500
Dex Media East, LLC:
9.875%, 11/15/2009	5,500,000	6,008,750
12.125%, 11/15/2012	3,000,000	3,517,500
Emmis Communications Corp.:
6.875%, 05/15/2012 (p)	3,000,000	2,977,500
FRN, 9.75%, 06/15/2012	1,750,000	1,763,125
Houghton Mifflin Co., 8.25%, 02/01/2011	6,125,000	6,293,438
Mediacom Communications Corp., 9.50%, 01/15/2013 (p)	9,000,000	8,842,500
PRIMEDIA, Inc., 8.875%, 05/15/2011	2,060,000	2,018,800
R.H. Donnelley Corp., 10.875%, 12/15/2012	5,000,000	5,625,000
Sinclair Broadcast Group, Inc., 8.00%, 03/15/2012	3,000,000	3,097,500
Sirius Satellite Radio, Inc., 9.625%, 08/01/2013 144A	4,725,000	4,494,656
Visant Corp., 7.625%, 10/01/2012	3,035,000	3,004,650

75,863,044

Specialty Retail 1.4%
American Achievement Corp., 8.25%, 04/01/2012	1,845,000	1,854,225
CSK Auto, Inc., 7.00%, 01/15/2014	3,250,000	3,055,000
FTD, Inc., 7.75%, 02/15/2014 (p)	2,916,000	2,901,420
United Auto Group, Inc., 9.625%, 03/15/2012	3,000,000	3,131,250

10,941,895

Textiles, Apparel & Luxury Goods 1.8%
Levi Strauss & Co.:
9.75%, 01/15/2015 (p)	2,975,000	3,019,625
12.25%, 12/15/2012	1,500,000	1,653,750
Norcross Safety Products, LLC, Ser. B, 9.875%, 08/15/2011	6,000,000	6,420,000
Warnaco Group, Inc., 8.875%, 06/15/2013	3,000,000	3,247,500

14,340,875

CONSUMER STAPLES 2.3%
Food & Staples Retailing 0.6%
Rite Aid Corp., 12.50%, 09/15/2006	4,725,000	4,973,063

Food Products 0.7%
Del Monte Foods Co.:
6.75%, 02/15/2015 144A	685,000	668,731
8.625%, 12/15/2012	4,108,000	4,395,560

5,064,291

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2005	Principal	Value
	Amount

CORPORATE BONDS continued
CONSUMER STAPLES continued
Personal Products 0.5%
Playtex Products, Inc., 8.00%, 03/01/2011	$ 3,800,000	$ 3,985,250

Tobacco 0.5%
Commonwealth Brands, Inc., 10.625%, 09/01/2008 144A	4,000,000	4,220,000

ENERGY 7.7%
Energy Equipment & Services 2.6%
Dresser, Inc., 9.375%, 04/15/2011	6,000,000	6,240,000
GulfMark Offshore, Inc., 7.75%, 07/15/2014	1,675,000	1,767,125
Parker Drilling Co.:
9.625%, 10/01/2013 (p)	1,641,000	1,862,535
9.625%, 10/01/2013 144A	3,500,000	3,972,500
SESI, LLC, 8.875%, 05/15/2011	6,000,000	6,315,000

20,157,160

Oil, Gas & Consumable Fuels 5.1%
Chesapeake Energy Corp.:
6.875%, 01/15/2016	3,500,000	3,561,250
7.75%, 01/15/2016 (p)	4,425,000	4,712,625
El Paso Corp., 7.875%, 06/15/2012 (p)	3,000,000	3,075,000
El Paso Production Holding Co., 7.75%, 06/01/2013	4,500,000	4,657,500
Exco Resources, Inc., 7.25%, 01/15/2011	900,000	913,500
Overseas Shipholding Group, Inc., 8.25%, 03/15/2013	6,000,000	6,442,500
Peabody Energy Corp., 5.875%, 04/15/2016 (p)	1,630,000	1,585,175
Petroleum Helicopters, Inc., 9.375%, 05/01/2009	4,000,000	4,210,000
Premcor Refining Group, Inc., 9.50%, 02/01/2013	2,650,000	2,974,625
Targa Resources, Inc., 8.50%, 11/01/2013 144A	1,000,000	1,020,000
Williams Cos.:
7.50%, 01/15/2031	2,850,000	2,978,250
8.125%, 03/15/2012	4,150,000	4,502,750

40,633,175

FINANCIALS 4.1%
Consumer Finance 2.0%
General Motors Acceptance Corp.:
5.625%, 05/15/2009	3,500,000	3,312,008
6.125%, 09/15/2006	3,000,000	2,991,846
Northern Telecom Capital Corp., 7.875%, 06/15/2026 (p)	3,000,000	2,955,000
Terra Capital, Inc., 11.50%, 06/01/2010 (h)	3,600,000	4,140,000
Triad Financial Corp., 11.125%, 05/01/2013 144A	2,900,000	2,929,000

16,327,854

Diversified Financial Services 0.1%
Borden US Finance Corp., 9.00%, 07/15/2014 144A	870,000	860,212

Insurance 0.7%
Crum & Forster Holdings Corp., 10.375%, 06/15/2013	5,000,000	5,375,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2005	Principal	Value
	Amount

CORPORATE BONDS continued
FINANCIALS continued
Real Estate 1.3%
Crescent Real Estate Equities Co., REIT, 9.25%, 04/15/2009	$ 3,500,000	$ 3,710,000
Omega Healthcare Investors, Inc., REIT, 7.00%, 04/01/2014	550,000	555,500
Thornburg Mortgage, Inc., 8.00%, 05/15/2013	6,000,000	5,865,000

10,130,500

HEALTH CARE 2.2%
Health Care Equipment & Supplies 0.4%
Universal Hospital Services, Inc., 10.125%, 11/01/2011	2,920,000	2,941,900

Health Care Providers & Services 1.8%
IASIS Healthcare Corp., 8.75%, 06/15/2014	2,075,000	2,137,250
Select Medical Corp., 7.625%, 02/01/2015	3,500,000	3,263,750
Team Health, Inc., 9.00%, 04/01/2012 (p)	3,400,000	3,842,000
Tenet Healthcare Corp., 9.875%, 07/01/2014	5,285,000	5,139,663

14,382,663

INDUSTRIALS 3.9%
Commercial Services & Supplies 1.9%
Allied Waste North America, Inc., 9.25%, 09/01/2012	2,750,000	2,977,837
American Color Graphics, Inc., 10.00%, 06/15/2010	3,000,000	2,002,500
NationsRent Companies, Inc., 9.50%, 10/15/2010	6,000,000	6,555,000
TriMas Corp., 9.875%, 06/15/2012	4,450,000	3,626,750

15,162,087

Machinery 2.0%
Case New Holland, Inc., 9.25%, 08/01/2011	6,000,000	6,345,000
Commercial Vehicle Group, Inc., 8.00%, 07/01/2013 144A	1,775,000	1,748,375
Douglas Dynamics, LLC, 7.75%, 01/15/2012 144A	2,215,000	2,148,550
Dresser Rand Group, Inc., 7.375%, 11/01/2014 144A	2,269,000	2,337,070
Terex Corp.:
9.25%, 07/15/2011	1,625,000	1,742,812
10.375%, 04/01/2011	1,375,000	1,474,688

15,796,495

INFORMATION TECHNOLOGY 3.0%
Electronic Equipment & Instruments 0.5%
Da-Lite Screen Co., Inc., 9.50%, 05/15/2011	3,650,000	3,869,000

IT Services 1.7%
Stratus Technologies, Inc., 10.375%, 12/01/2008 (p)	2,500,000	2,537,500
SunGard Data Systems, Inc.:
9.125%, 08/15/2013 144A	9,450,000	9,639,000
10.25%, 08/15/2015 144A	1,750,000	1,743,438

13,919,938

Software 0.8%
UGS Corp., 10.00%, 06/01/2012	5,740,000	6,299,650

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2005	Principal	Value
	Amount

CORPORATE BONDS continued
MATERIALS 12.3%
Chemicals 4.0%
Equistar Chemicals, LP, 10.625%, 05/01/2011	$ 5,700,000	$ 6,241,500
Huntsman Advanced Materials, LLC:
11.00%, 07/15/2010	2,650,000	2,954,750
11.625%, 10/15/2010	3,000,000	3,412,500
Huntsman International, LLC, 11.50%, 07/15/2012	6,300,000	7,158,375
Lyondell Chemical Co.:
9.50%, 12/15/2008	3,000,000	3,157,500
10.50%, 06/01/2013	3,960,000	4,509,450
11.125%, 07/15/2012	1,165,000	1,304,800
PQ Corp., 7.50%, 02/15/2013 144A	3,295,000	3,047,875

31,786,750

Containers & Packaging 2.5%
Graham Packaging Co., 9.875%, 10/15/2014 (p)	3,075,000	2,890,500
Graphic Packaging International, Inc., 9.50%, 08/15/2013 (p)	6,000,000	5,415,000
Owens-Brockway Glass Containers, Inc.:
8.25%, 05/15/2013 (p)	4,300,000	4,407,500
8.75%, 11/15/2012 (p)	4,050,000	4,363,875
Stone Container Corp., 9.75%, 02/01/2011	3,000,000	3,015,000

20,091,875

Metals & Mining 3.9%
Alaska Steel Corp., 7.75%, 06/15/2012 (p)	6,750,000	6,108,750
Foundation Pennsylvania Coal Co., 7.25%, 08/01/2014	3,595,000	3,693,862
Freeport-McMoRan Copper & Gold, Inc.:
6.875%, 02/01/2014 (p)	4,705,000	4,657,950
10.125%, 02/01/2010	1,450,000	1,602,250
Oregon Steel Mills, Inc., 10.00%, 07/15/2009 (p)	4,350,000	4,687,125
United States Steel Corp., 10.75%, 08/01/2008	9,450,000	10,536,750

31,286,687

Paper & Forest Products 1.9%
Boise Cascade, LLC, 7.125%, 10/15/2014	1,500,000	1,342,500
Buckeye Technologies, Inc., 8.50%, 10/01/2013	5,000,000	4,987,500
Georgia Pacific Corp.:
8.00%, 01/15/2024	1,670,000	1,786,900
8.125%, 05/15/2011	6,000,000	6,540,000

14,656,900

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2005	Principal	Value
	Amount

CORPORATE BONDS continued
TELECOMMUNICATION SERVICES 6.1%
Diversified Telecommunication Services 2.4%
Consolidated Communications, Inc., 9.75%, 04/01/2012	$ 4,050,000	$ 4,262,625
Hawaiian Telcom Communications, Inc.:
9.75%, 05/01/2013 144A (p)	1,750,000	1,750,000
FRN, 8.71%, 05/01/2013 144A	2,250,000	2,210,625
Insight Midwest, LP, 9.75%, 10/01/2009	3,750,000	3,881,250
Qwest Communications International, Inc., 7.875%, 09/01/2011	3,000,000	3,157,500
Qwest Services Corp., 13.50%, 12/15/2010	3,000,000	3,442,500

18,704,500

Wireless Telecommunication Services 3.7%
Alamosa Holdings, Inc., 8.50%, 01/31/2012	1,500,000	1,563,750
Centennial Communications Cor., 10.125%, 06/15/2013	4,000,000	4,490,000
Dobson Communications Corp.:
8.375%, 11/01/2011 (p)	3,000,000	3,142,500
8.875%, 10/01/2013	1,750,000	1,719,375
Horizon PCS, Inc., 11.375%, 07/15/2012	2,200,000	2,486,000
Nextel Communications, Inc., Ser. D, 7.375%, 08/01/2015	6,000,000	6,355,920
Rural Cellular Corp.:
8.25%, 03/15/2012 (p)	3,000,000	3,135,000
9.75%, 01/15/2010 (p)	3,125,000	3,125,000
UbiquiTel, Inc., 9.875%, 03/01/2011	1,500,000	1,646,250
US Unwired, Inc., Ser. B, 10.00%, 06/15/2012	1,500,000	1,713,750

29,377,545

UTILITIES 4.0%
Electric Utilities 1.5%
Edison Mission Energy, 10.00%, 08/15/2008	2,750,000	3,031,875
Reliant Energy, Inc.:
9.25%, 07/15/2010	3,000,000	3,165,000
9.50%, 07/15/2013	5,500,000	5,885,000

12,081,875

Gas Utilities 0.5%
SEMCO Energy, Inc., 7.75%, 05/15/2013	4,000,000	4,143,940

Independent Power Producers & Energy Traders 2.0%
AES Corp., 9.00%, 05/15/2015 144A	4,800,000	5,232,000
Dynegy, Inc., 10.125%, 07/15/2013 144A	5,500,000	6,077,500
NRG Energy, Inc., 8.00%, 12/15/2013	3,579,000	3,919,005
Tenaska, Inc., 7.00%, 06/30/2021 144A	692,667	707,193

15,935,698

Total Corporate Bonds (cost $534,880,367)		531,874,797

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2005	Principal	Value
	Amount

FOREIGN BONDS - CORPORATE (PRINCIPAL AMOUNT
DENOMINATED IN CURRENCY INDICATED) 20.9%
CONSUMER DISCRETIONARY 1.2%
Auto Components 0.1%
TRW Automotive, Inc., 10.125%, 02/15/2013 EUR	704,000	$ 946,377

Automobiles 0.1%
Renault SA, 6.125%, 06/26/2009 EUR	500,000	658,388

Hotels, Restaurants & Leisure 0.7%
McDonald’s Corp., 5.625%, 10/07/2009 EUR	1,000,000	1,308,326
Sodexho Alliance SA, 5.875%, 03/25/2009 EUR	3,300,000	4,278,910

5,587,236

Multi-line Retail 0.2%
Woolworths Group plc, 8.75%, 11/15/2006 GBP	750,000	1,376,387

Specialty Retail 0.1%
LVMH Moet Hennessy-Louis Vuitton SA, 6.125%, 06/25/2008 EUR	1,000,000	1,291,845

CONSUMER STAPLES 1.0%
Beverages 0.2%
Canandaigua Brands, Inc., 8.50%, 11/15/2009 GBP	750,000	1,439,402

Food Products 0.3%
Cadbury Schweppes plc, 4.25%, 06/30/2009 EUR	2,000,000	2,477,849

Tobacco 0.5%
British American Tobacco plc, 4.875%, 02/25/2009 EUR	1,000,000	1,255,586
Imperial Tobacco plc, 6.50%, 11/13/2008 GBP	1,500,000	2,767,764

4,023,350

ENERGY 0.5%
Oil, Gas & Consumable Fuels 0.5%
Pemex Project Funding Master Trust, 6.625%, 04/04/2010 EUR	2,500,000	3,341,087
Transco plc, 7.00%, 12/15/2008 AUD	1,000,000	767,253

4,108,340

FINANCIALS 14.8%
Capital Markets 1.1%
Deutsche Bank AG, FRN, 2.86%, 08/09/2007 CAD	6,200,000	5,250,777
Goldman Sachs Group, Inc., 4.25%, 08/04/2010 EUR	2,000,000	2,500,024
Morgan Stanley, 5.33%, 11/14/2013 GBP	510,000	920,426

8,671,227

Commercial Banks 8.1%
Banco Santander-Chile, 4.00%, 09/10/2010 EUR	7,700,000	9,601,557
BOS International Australia, 3.50%, 01/22/2007 CAD	5,000,000	4,219,259
BSCH Issuances, Ltd., 5.125%, 07/06/2009 EUR	2,000,000	2,562,114
DnB NOR ASA, MTN, 3.07%, 12/08/2008 CAD	4,000,000	3,391,665
Eurofima, MTN, 6.50%, 08/22/2011 AUD	5,000,000	3,870,768

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2005	Principal	Value
	Amount

FOREIGN BONDS - CORPORATE (PRINCIPAL AMOUNT
DENOMINATED IN CURRENCY INDICATED) continued
FINANCIALS continued
Commercial Banks continued
European Investment Bank:
4.00%, 04/15/2009 SEK	5,000,000	$ 654,146
4.25%, 12/07/2010 GBP	1,950,000	3,403,555
FRN, 2.82%, 08/16/2013 GBP	800,000	1,625,167
MTN:
5.75%, 09/15/2009 AUD	5,470,000	4,101,011
8.00%, 10/21/2013 ZAR	58,430,000	8,805,903
Kreditanstalt Fuer Wiederaufbau:
3.50%, 04/17/2009 EUR	1,300,000	1,590,111
MTN, 4.75%, 12/07/2010 GBP	3,790,000	6,761,261
Landwirtschaftliche Rentenbank, 6.00%, 09/15/2009 AUD	7,100,000	5,347,470
Rabobank Australia, Ltd., MTN, 6.25%, 11/22/2011 NZD	725,000	495,453
Rabobank Nederland:
4.25%, 01/05/2009 CAD	3,030,000	2,581,752
FRN, 3.02%, 06/18/2007 CAD	5,000,000	4,233,651
Royal Bank of Canada, FRN, 4.64%, 04/08/2010 GBP	630,000	1,114,886

64,359,729

Consumer Finance 2.1%
ABB International Finance, Ltd., 6.50%, 11/30/2011 EUR	2,360,000	3,208,865
General Electric Capital Corp.:
6.50%, 09/28/2015 NZD	12,445,000	8,498,173
MTN, 5.25%, 12/10/2013 GBP	1,880,000	3,400,261
HSBC Finance Corp., 7.00%, 03/27/2012 GBP	370,000	723,980
International Lease Finance Corp., 4.125%, 10/09/2008 EUR	1,000,000	1,234,429

17,065,708

Diversified Financial Services 0.9%
Cedulas TDA, 3.25%, 06/19/2010 EUR	6,000,000	7,257,619

Insurance 0.3%
Aegon NV, 4.625%, 04/16/2008 EUR	1,000,000	1,246,117
Travelers Insurance Co., 6.00%, 04/07/2009 AUD	1,000,000	745,930

1,992,047

Thrifts & Mortgage Finance 2.3%
Canada Housing Trust, Ser. 5, 3.70%, 09/15/2008 CAD	6,100,000	5,151,163
Totalkredit, FRN, 2.51%, 01/01/2015 DKK	82,996,912	13,430,460

18,581,623

INDUSTRIALS 1.1%
Commercial Services & Supplies 0.6%
Agbar International, 6.00%, 11/12/2009 EUR	3,290,000	4,365,913

Electrical Equipment 0.3%
Fimep SA, 11.00%, 02/15/2013 EUR	1,550,000	2,180,718

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2005	Principal	Value
	Amount

FOREIGN BONDS - CORPORATE (PRINCIPAL AMOUNT
DENOMINATED IN CURRENCY INDICATED) continued
INDUSTRIALS continued
Machinery 0.2%
Harsco Corp., 7.25%, 10/27/2010 GBP	1,000,000	$ 1,945,647

INFORMATION TECHNOLOGY 0.3%
Office Electronics 0.3%
Xerox Corp., 9.75%, 01/15/2009 EUR	1,800,000	2,535,144

TELECOMMUNICATION SERVICES 1.3%
Diversified Telecommunication Services 1.3%
Deutsche Telekom AG, MTN, 6.25%, 12/09/2010 GBP	1,700,000	3,160,856
France Telecom, FRN, 2.37%, 01/23/2007 EUR	2,018,000	2,423,307
Telecom Italia SpA, FRN, 2.46%, 10/29/2007 EUR	4,000,000	4,795,280

10,379,443

UTILITIES 0.7%
Electric Utilities 0.7%
Electricidade De Portugal, 6.40%, 10/29/2009 EUR	2,000,000	2,687,253
International Endesa BV, 4.375%, 06/18/2009 EUR	2,000,000	2,506,497

5,193,750

Total Foreign Bonds - Corporate (Principal Amount Denominated in
Currency Indicated) (cost $164,840,694)		166,437,742

FOREIGN BONDS - GOVERNMENT (PRINCIPAL AMOUNT
DENOMINATED IN CURRENCY INDICATED) 15.3%
Australia, 5.39%, 08/20/2015 AUD	13,098,000	14,819,417
France, 1.63%, 07/25/2015 EUR	2,950,000	3,655,368
Hong Kong, 4.76%, 06/18/2007 HKD	69,750,000	9,077,820
Hungary, 9.25%, 10/12/2007 HUF	1,600,000,000	8,010,105
Mexico, 8.00%, 12/19/2013 MXN	97,300,000	8,563,822
New Zealand, 6.50%, 04/15/2013 NZD	6,606,000	4,767,404
Norway, 6.00%, 05/16/2011 NOK	81,865,000	14,069,071
Ontario Province:
4.50%, 04/17/2008 CAD	5,250,000	4,510,889
6.25%, 06/16/2015 NZD	1,725,000	1,175,908
6.50%, 12/01/2005 CAD	178,000	151,087
Poland, 8.50%, 05/12/2006 PLN	28,578,000	8,813,770
Quebec Province, 5.625%, 06/21/2011 EUR	800,000	1,078,881
Sweden:
3.82%, 12/01/2015 SEK	77,875,000	12,751,333
5.25%, 03/15/2011 SEK	70,000,000	9,797,534
5.50%, 10/08/2012 SEK	32,910,000	4,750,996
United Kingdom, 6.39%, 08/23/2011 GBP	3,250,000	15,372,767

Total Foreign Bonds - Government (Principal Amount Denominated in
Currency Indicated) (cost $123,782,645)		121,366,172

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2005	Principal	Value
	Amount

YANKEE OBLIGATIONS - CORPORATE 6.9%
CONSUMER DISCRETIONARY 1.2%
Hotels, Restaurants & Leisure 0.4%
Intrawest Corp., 7.50%, 10/15/2013	$ 3,025,000	$ 3,093,063

Media 0.8%
IMAX Corp., 9.625%, 12/01/2010 (p)	6,000,000	6,450,000

CONSUMER STAPLES 0.9%
Food & Staples Retailing 0.9%
The Jean Coutu Group (PJC), Inc., 8.50%, 08/01/2014 (p)	8,000,000	7,460,000

ENERGY 0.4%
Energy Equipment & Services 0.4%
Petroleum Geo-Services ASA, 10.00%, 11/05/2010	2,750,000	3,052,500

FINANCIALS 0.6%
Capital Markets 0.0%
UBS Luxembourg SA, 5.41%, 10/24/2006	260,000	263,900

Consumer Finance 0.2%
Calpine Canada Energy Finance, 8.50%, 05/01/2008 (p)	2,250,000	1,226,250

Diversified Financial Services 0.4%
Ship Finance International, Ltd., 8.50%, 12/15/2013	3,455,000	3,312,481

INDUSTRIALS 0.1%
Transportation Infrastructure 0.1%
Sea Containers, Ltd., 10.50%, 05/15/2012	1,360,000	1,349,800

INFORMATION TECHNOLOGY 0.7%
Electronic Equipment & Instruments 0.7%
Celestica, Inc.:
7.625%, 07/01/2013 (p)	2,250,000	2,199,375
7.875%, 07/01/2011	3,175,000	3,159,125

5,358,500

MATERIALS 2.4%
Containers & Packaging 1.5%
Crown European Holdings SA, 10.875%, 03/01/2013	10,000,000	11,775,000

Metals & Mining 0.7%
Novelis, Inc., 7.25%, 02/15/2015 144A	6,300,000	5,780,250

Paper & Forest Products 0.2%
Abitibi Consolidated, Inc., 8.85%, 08/01/2030	1,775,000	1,491,000

TELECOMMUNICATION SERVICES 0.6%
Diversified Telecommunication Services 0.4%
Northern Telecom, Ltd., 6.875%, 09/01/2023	3,000,000	2,760,000

Wireless Telecommunication Services 0.2%
Rogers Wireless, Inc., 7.50%, 03/15/2015	1,750,000	1,885,625

Total Yankee Obligations - Corporate (cost $56,604,281)		55,258,369

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2005	Principal	Value
	Amount

CONVERTIBLE DEBENTURES 0.4%
UTILITIES 0.4%
Independent Power Producers & Energy Traders 0.4%
Calpine Corp., 7.75%, 06/01/2015 (cost $4,000,000)	$ 4,000,000	$ 3,120,000

	Shares	Value

SHORT-TERM INVESTMENTS 11.8%
MUTUAL FUND SHARES 11.8%
Evergreen Institutional Money Market Fund ø ##	11,221,686	11,221,686
Navigator Prime Portfolio (p)(p)	82,724,810	82,724,810

Total Short-Term Investments (cost $93,946,496)		93,946,496

Total Investments (cost $1,275,267,241) 159.5%		1,268,334,102
Other Assets and Liabilities and Preferred Shares (59.5%)		(473,089,880)

Net Assets 100.0%		$ 795,244,222

#	When-issued or delayed delivery security
(h)	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
##	All or a portion of this security has been segregated for when-issued or delayed delivery securities.
(p)	All or a portion of this security is on loan.
144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
(p)(p)	Represents investment of cash collateral received from securities on loan.

Summary of Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GBP	Great British Pound
GNMA	Government National Mortgage Association
HKD	Hong Kong Dollar
HUF	Hungarian Forint
MTN	Medium Term Note
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
REIT	Real Estate Investment Trust
SEK	Swedish Krona
TBA	To Be Announced
ZAR	South African Rand

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued
October 31, 2005

The following table shows the percent of total long-term investments by geographic location as of October 31, 2005:

United States	73.0%
Canada	4.7%
Sweden	2.3%
France	2.2%
Germany	1.9%
United Kingdom	1.8%
Luxembourg	1.8%
Norway	1.7%
Australia	1.7%
Netherlands	1.5%
Spain	1.4%
Denmark	1.1%
Hong Kong	0.8%
Poland	0.8%
Mexico	0.7%
Hungary	0.7%
Italy	0.4%
New Zealand	0.4%
Bermuda	0.4%
Switzerland	0.3%
Portugal	0.2%
Cayman Islands	0.2%

100.0%

The following table shows the percent of total investments (excluding collateral from securities on loan) by credit quality based on Moody’s and Standard & Poor’s ratings as of October 31, 2005 (unaudited):

AAA	39.6%
AA	3.1%
A	4.7%
BBB	2.9%
BB	12.0%
B	34.2%
CCC	3.5%

100.0%

The following table shows the percent of total investments (excluding collateral from securities on loan) by maturity as of October 31, 2005 (unaudited):

Less than 1 year	2.9%
1 to 3 year(s)	19.8%
3 to 5 years	20.9%
5 to 10 years	53.2%
10 to 20 years	2.6%
20 to 30 years	0.6%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2005

Assets
Investments in securities, at value (cost $1,264,045,555) including
$81,197,626 of securities loaned	$ 1,257,112,416
Investments in affiliated money market fund, at value (cost $11,221,686)	11,221,686

Total investments	1,268,334,102
Receivable from broker	6,720,001
Foreign currency, at value (cost $1,351,198)	1,344,415
Receivable for securities sold	519,077
Principal paydown receivable	2,646,113
Interest receivable	20,993,120
Unrealized gains on open forward foreign currency exchange contracts	216,163
Receivable for securities lending income	26,600
Unrealized gains on interest rate swap transactions	7,276,724

Total assets	1,308,076,315

Liabilities
Dividends payable	4,907,969
Payable for securities purchased	21,581,328
Unrealized losses on open forward foreign currency exchange contracts	3,049,604
Payable for securities on loan	82,724,810
Advisory fee payable	18,023
Due to other related parties	1,638
Accrued expenses and other liabilities	239,290

Total liabilities	112,522,662

Preferred shares at redemption value
$25,000 liquidation value per share applicable to 16,000 shares,
including dividends payable of $309,431	400,309,431

Net assets applicable to common shareholders	$ 795,244,222

Net assets applicable to common shareholders represented by
Paid-in capital	$ 797,278,329
Undistributed net investment income	5,509,663
Accumulated net realized losses on investments	(4,935,540)
Net unrealized losses on investments	(2,608,230)

Net assets applicable to common shareholders	$ 795,244,222

Net asset value per share applicable to common shareholders
Based on $795,244,222 divided by 42,055,000 common shares issued and outstanding
(100,000,000 common shares authorized)	$ 18.91

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended October 31, 2005

Investment income
Interest income (net of foreign withholding taxes of $41,008)	$ 71,030,362
Income from affiliate	597,566
Securities lending	355,416

Total investment income	71,983,344

Expenses
Advisory fee	6,799,065
Administrative services fee	618,097
Transfer agent fees	45,154
Trustees’ fees and expenses	63,188
Printing and postage expenses	169,539
Custodian and accounting fees	456,605
Professional fees	64,234
Interest expense	13,242
Auction agent fees	1,032,750
Other	47,684

Total expenses	9,309,558
Less: Expense reductions	(16,425)
Expense reimbursements	(168)

Net expenses	9,292,965

Net investment income	62,690,379

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	12,325,218
Foreign currency related transactions	(1,046,760)
Interest rate swap transactions	(438,899)

Net realized gains on investments	10,839,559
Net change in unrealized gains or losses on investments	(55,583,448)

Net realized and unrealized gains or losses on investments	(44,743,889)
Dividends to preferred shareholders from
Net investment income	(11,767,242)
Net realized gains	(119,516)

Net increase in net assets applicable to common shareholders resulting from operations	$ 6,059,732

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2005	2004

Operations
Net investment income	$ 62,690,379	$ 63,114,733
Net realized gains on investments	10,839,559	8,864,347
Net change in unrealized gains or losses on investments	(55,583,448)	35,892,661
Dividends to preferred shareholders from
Net investment income	(11,767,242)	(5,556,148)
Net realized gains	(119,516)	0

Net increase in net assets applicable to common
shareholders resulting from operations	6,059,732	102,315,593

Distributions to common shareholders from net investment income	(60,083,137)	(68,136,670)

Capital share transactions
Net proceeds from the refund of preferred share offering expenses	141,091	0

Total increase (decrease) in net assets applicable to common
shareholders	(53,882,314)	34,178,923
Net assets applicable to common shareholders
Beginning of period	849,126,536	814,947,613

End of period	$ 795,244,222	$ 849,126,536

Undistributed net investment income	$ 5,509,663	$ 2,207,619

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Managed Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on April 10, 2003 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income consistent with limiting its overall exposure to domestic interest rate risk.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Reverse repurchase agreements

To obtain short-term financing, the Fund may enter into reverse repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be credit-worthy. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing qualified assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the Fund may be delayed or limited in the repurchase of the collateral securities.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from

NOTES TO FINANCIAL STATEMENTS continued

changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

e. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

f. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

g. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform under the terms of the agreement, if the Fund receives inferior securities in comparison to what was sold to the coun-terparty at redelivery or if there are variances in paydown speed between the mortgage-related pools.

NOTES TO FINANCIAL STATEMENTS continued

h. Interest rate swaps

The Fund may enter into interest rate swap agreements to manage the Fund’s exposure to interest rates. A swap agreement is an exchange of cash payments between the Fund and another party based on a notional principal amount. Cash payments or receipts are recorded as realized gains or losses. The value of the swap agreements is marked-to-market daily based upon quotations from market makers and any change in value is recorded as an unrealized gain or loss. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform or if there are unfavorable changes in the fluctuation of interest rates.

i. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

j. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

k. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses, mortgage paydown gains and losses, consent fees on tendered bonds, interest rate swap payments and premium amortization. During the year ended October 31, 2005, the following amounts were reclassified:

Undistributed net investment income	$ 12,462,044
Accumulated net realized losses on investments	(12,462,044)

l. Reclassifications

Certain amounts in previous years financial statements have been reclassified or recalculated to conform to the current year’s presentation.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.55% of the Fund’s average daily total assets applicable to common shareholders. Total assets consist of the net assets of the Fund applicable to common shareholders plus

NOTES TO FINANCIAL STATEMENTS continued

borrowings or other leverage for investment purposes to the extent excluded in calculating net assets. For the year ended October 31, 2005, the advisory fee was equivalent to 0.81% of the Fund’s average daily net assets applicable to common shareholders.

Evergreen International Advisors, an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the foreign debt portion of the Fund and is paid by EIMC for its services to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended October 31, 2005, EIMC reimbursed other expenses in the amount of $168.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.05% of the Fund’s average daily total assets.

4. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 common shares with no par value. For the years ended October 31, 2005 and October 31, 2004, the Fund did not issue any common shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended October 31, 2005:

Cost of Purchases		Proceeds from Sales

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government

$ 391,696,432	$ 747,522,847	$250,035,244	$ 719,547,188

At October 31, 2005, the Fund had forward foreign currency exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Sell:

Exchange	Contracts to	U.S. Value at	In Exchange	Unrealized
Date	Deliver	October 31, 2005	for U.S. $	Gain (Loss)

12/12/2005	19,430,000 AUD	$14,493,707	$14,709,870	$216,163
01/05/2006	11,470,000 NZD	7,979,969	7,852,362	(127,607)

Exchange	Contracts to	U.S. Value at	In Exchange for	U.S. Value at	Unrealized
Date	Deliver	October 31, 2005	Japanese Yen	October 31, 2005	Loss

12/13/2005	29,070,195 EUR	$34,927,121	3,950,000,000	$34,112,887	$814,234
01/10/2006	65,215,059 EUR	78,477,018	8,813,000,000	76,369,255	2,107,763

NOTES TO FINANCIAL STATEMENTS continued

During the year ended October 31, 2005, the Fund entered into reverse repurchase agreements that had an average daily balance outstanding of $338,870 with a weighted average interest rate of 3.91% and paid interest of $13,242.

During the year ended October 31, 2005, the Fund loaned securities to certain brokers. At October 31, 2005, the value of securities on loan and the value of collateral including accrued interest amounted to $81,197,626 and $82,724,810, respectively.

At October 31, 2005, the Fund had the following open interest rate swap agreements:

			Cash Flows	Cash Flows
	Notional		Paid by the	Received	Unrealized
Expiration	Amount	Counterparty	Fund	by the Fund	Gain

11/27/2006	$168,000,000	JPMorgan Chase & Co.	Fixed-2.79%	Floating-3.83%[1]	$3,336,278
11/26/2008	112,000,000	JPMorgan Chase & Co.	Fixed-3.582%	Floating-3.83%[1]	3,940,446

1 This rate represents the 1 month USD London InterBank Offered Rate (LIBOR) effective for the period from October 26, 2005 through November 26, 2005.

On October 31, 2005, the aggregate cost of securities for federal income tax purposes was $1,273,669,684. The gross unrealized appreciation and depreciation on securities based on tax cost was $309,433,339 and $314,768,921, respectively, with a net unrealized depreciation of $5,335,582.

6. AUCTION MARKET PREFERRED SHARES

The Fund has issued 16,000 shares of Auction Market Preferred Shares (“Preferred Shares”) consisting of five series, each with a liquidation value of $25,000 plus accumulated but unpaid dividends (whether or not earned or declared). Dividends on each series of Preferred Shares are cumulative at a rate which is reset based on the result of an auction. The annualized dividend rate was 2.97% during the year ended October 31, 2005. The Fund will not declare, pay or set apart for payment any dividend to its common shareholders unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of Preferred Shares through its most recent dividend payment date.

Each series of Preferred Shares is redeemable, in whole or in part, at the option of the Fund on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared). Each series of Preferred Shares is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared) if the requirement relating to the asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

The holders of Preferred Shares have voting rights equal to the holders of the Fund’s common shares and will vote together with holders of common shares as a single class. Holders of Preferred Shares, voting as a separate class, are entitled to elect two of the Fund’s Trustees.

NOTES TO FINANCIAL STATEMENTS continued

7. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-term	Unrealized
Income	Capital Gain	Depreciation

$ 2,676,222	$ 625,253	$ 5,335,582

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, unrealized foreign currency losses and premium amortization adjustments.

The tax character of distributions paid, to common and preferred shareholders, was as follows:

	Year Ended October 31,

	2005	2004

Ordinary Income	$ 71,850,379	$ 72,412,858
Long-term Capital Gain	119,516	1,279,960

8. EXPENSE REDUCTIONS

Through expense offset arrangements with the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry, sector or foreign country and, therefore, may be more affected by changes in that industry, sector or foreign country than would be a comparable mutual fund that is not heavily weighted in any industry, sector or foreign country.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and Evergreen Services Company, LLC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these inves-

NOTES TO FINANCIAL STATEMENTS continued

tigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager, of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the fund’s prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers (“NASD”) had notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

From time to time, EIMC is involved in various legal actions in the normal course of business. In EIMC’s opinion, it is not involved in any legal actions that will have a material effect on its ability to provide services to the Fund.

NOTES TO FINANCIAL STATEMENTS continued

Although Evergreen believes that neither the foregoing investigations nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.

12. SUBSEQUENT DISTRIBUTIONS

On October 21, 2005, the Fund declared distributions from net investment income of $0.1167 per common share payable on December 1, 2005 to shareholders of record on November 15, 2005.

On November 18, 2005, the Fund declared distributions from net investment income of $0.1167 per common share payable on January 3, 2006 to shareholders of record on December 14, 2005.

On December 8, 2005, the Fund declared distributions from net investment income of $0.1167 per common share payable on February 1, 2006 to shareholders of record on January 18, 2006.

On December 20, 2005, the Fund declared distributions from long-term capital gains of $0.0149 per common share payable on January 3, 2006 to shareholders of record on December 30, 2005.

On December 20, 2005, the Fund declared a special distribution from net investment income of $0.0357 per common share payable on January 3, 2006 to shareholders of record on December 30, 2005.

These distributions are not reflected in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Managed Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Managed Income Fund, as of October 31, 2005, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Managed Income Fund as of October 31, 2005, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 27, 2005

AUTOMATIC DIVIDEND REINVESTMENT PLAN (unaudited)

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by EquiServe Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (open-market purchases) on the American Stock Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated aggregate capital gain distributions of $119,516 for the fiscal year ended October 31, 2005.

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement with EIMC and it sub-advisory agreement with EIMC’s affiliate, Evergreen International Advisors (“EIA”) (the investment advisory agreement and the sub-advisory agreement are sometimes referred to herein as the “Agreements”). In September 2005, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Fund or of EIMC, approved the continuation of the Agreements.

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the Evergreen funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the Evergreen funds. In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the Evergreen funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC furnish, such information as may reasonably be necessary to evaluate the terms of the Agreements. The review process began formally in spring 2005, when a committee of the Board (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline for the review process. In late spring, counsel to the disinterested Trustees sent to EIMC a formal request for information to be furnished to the Trustees. In addition, the independent data provider Lipper Inc. (“Lipper”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee.

The Trustees reviewed EIMC’s responses to the request for information, with the assistance of counsel for the disinterested Trustees and for the Evergreen funds and an independent industry consultant retained by the disinterested Trustees, and requested and received additional information following that review. The Committee met in person with the representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the Agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the Agreements, the Trustees did not identify any

ADDITIONAL INFORMATION (unaudited) continued

particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and in respect of the Fund specifi-cally as they considered appropriate; although the Trustees considered the continuation of the Agreements as part of the larger process of considering the continuation of the advisory contracts for all of the Evergreen funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the Fund and the other Evergreen funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the Fund’s investment results; the portfolio management team for the Fund and the experience of the members of that team, and any recent changes in the membership of the team; portfolio trading practices; compliance by the Fund and EIMC with applicable laws and regulations and with the Fund’s and EIMC’s compliance policies and procedures; services provided by affiliates of EIMC to the Fund and shareholders of the Fund; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered the rates at which the Fund pays investment advisory fees, the total expense ratio of the Fund, and the efforts generally by EIMC and its affiliates as sponsors of the Fund, and the fees paid by EIMC under the sub-advisory agreement with EIA. The Board also considered information regarding the rates at which other clients of EIMC or its affiliates pay advisory fees for comparable services. The data provided by Lipper showed the fees paid by the Fund and the Fund’s total expense ratio in comparison to other similar mutual funds, in addition to data regarding the investment performance by the funds in comparison to other similar mutual funds. The Trustees also considered information regarding the investment performance of other investment accounts managed by EIMC and its affiliates with comparable investment programs to those of one or more funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

The Board also considered that EIS serves as administrator to the Fund and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the Fund with those paid by other mutual funds, the Board took into account administrative fees paid by the Fund and those other mutual funds. The Board considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the Evergreen funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities LLC, an affiliate of EIMC, from transactions effected by it for the funds.

ADDITIONAL INFORMATION (unaudited) continued

Nature and quality of the services provided. The Trustees considered that EIMC and its affil-iates provide a comprehensive investment management service to the Fund. They noted that EIMC and EIA formulate and implement an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the Evergreen funds, and concluded that the reporting and management functions provided by EIMC with respect to the Fund and the Evergreen funds overall were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management teams, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC and EIA, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC, and the commitment that the Wachovia organization has made to the Fund and the Evergreen funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC and EIA were consistent with their duties under the Agreements and appropriate and consistent with the investment program and best interest of the Fund.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the Evergreen funds generally. They noted that EIMC had enhanced a number of these functions in recent periods and continued to do so, in light of regulatory developments in the investment management and mutual fund industries generally and in light of regulatory matters involving EIMC and its affil-iates. They concluded that those enhancements appeared generally appropriate, but considered that the enhancement process is an on-going one and determined to continue to monitor developments in these functions in coming periods for appropriateness and consistency with regulatory and industry developments. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the nature, extent, and quality of the services provided by EIMC and EIA, including services provided by EIS under its administrative services agreement with the Fund.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward. Specifically with respect to the Fund, the Trustees noted that the Fund’s investment performance in recent periods had been unfavorable compared to a number or comparable funds, ranking in the fourth quintile of that group of funds. The Trustees noted that a substantial portion of the Fund’s assets are invested in lower-rated debt securities, and that EIMC generally maintains a relatively high-quality bias in that asset class. EIMC reported to the Trustees that, in recent periods, funds with a high-quality bias like the Fund’s had generally underperformed other investment products investing in lower-quality

ADDITIONAL INFORMATION (unaudited) continued

issuers, contributing substantially to the Fund’s relative underperformance; EIMC said that it expected the Fund’s relative performance to improve as market conditions change to favor that bias.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has generally attempted to make its investment advisory fees consistent with industry norms. The Trustees noted that, from the materials presented, it appeared that the contractual rate at which the Fund pays fees for the combination of investment advisory and administrative services was generally in line with those paid by comparable funds.

The Trustees considered information regarding the fees paid to EIMC by other clients, including generally mutual funds sub-advised by EIMC or an affiliate or private accounts or pools managed by EIMC. The Trustees noted that EIMC does not provide services to other clients using the same investment strategy as it uses in managing the Fund.

Economies of scale. The Trustees considered that, in light of the fact that the Fund is not making a continuous offering of its shares, the likelihood of substantial increases in economies of scale was relatively low, although they determined to continue to monitor the Fund’s expense ratio and the profitability of the investment advisory agreement to EIMC in the future for reasonableness in light of future growth of the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory and administration fees, and (for most of the funds, but not for the Fund) transfer agency fees, paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They noted that all of the estimates provided to them were calculated on a pre-tax basis. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees did not consider that the profitability of any of the funds, individually or in the aggregate, was such as to prevent their approving the continuation of the agreements.

This page left intentionally blank

This page left intentionally blank

This page left intentionally blank

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice);
Trustee	Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England;
DOB: 10/23/1934	Former Director, The Francis Ouimet Society; Former Director, Health Development Corp.
Term of office since: 1991	(fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee,
Other directorships: None	Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc.
(investment advice); Former Director, Executive Vice President and Treasurer, State Street
Research & Management Company (investment advice)

Shirley L. Fulton	Principal occupations: Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner,
Trustee	Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge,
DOB: 1/10/1952	26th Judicial District, Charlotte, NC
Term of office since: 2004
Other directorships: None

K. Dun Gifford	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust
Trustee	(education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College;
DOB: 10/23/1938	Former Chairman of the Board, Director, and Executive Vice President, The London Harness
Term of office since: 1974	Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee,
Other directorships: None	Mentor Funds and Cash Resource Trust

Dr. Leroy Keith, Jr.	Principal occupations: Partner, Stonington Partners, Inc. (private equity firm); Trustee,
Trustee	The Phoenix Group of Mutual Funds; Director, Obagi Medical Products Co.; Director,
DOB: 2/14/1939	Diversapack Co.; Former Director, Lincoln Educational Services; Former Chairman of the Board
Term of office since: 1983	and Chief Executive Officer, Carson Products Company (manufacturing); Former Director,
Other directorships: Trustee, The	Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Phoenix Group of Mutual Funds

Gerald M. McDonnell	Principal occupations: Manager of Commercial Operations, SMI Steel Co. – South Carolina
Trustee	(steel producer); Former Sales and Marketing Manager, Nucor Steel Company; Former Director,
DOB: 7/14/1939	Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1988
Other directorships: None

William Walt Pettit	Principal occupations: Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior
Trustee	Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Former Director,
DOB: 8/26/1955	Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

David M. Richardson	Principal occupations: President, Richardson, Runden LLC (executive recruitment business
Trustee	development/consulting company); Consultant, Kennedy Information, Inc. (executive
DOB: 9/19/1941	recruitment information and research company); Consultant, AESC (The Association of
Term of office since: 1982	Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising);
Other directorships: None	Former Trustee, NDI Technologies, LLP (communications); Former Vice Chairman, DHR
International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.;
Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Russell A. Salton III	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director,
Trustee	Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health
DOB: 6/2/1947	Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and
Term of office since: 1984	Cash Resource Trust
Other directorships: None

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Principal occupations: Director and Chairman, Branded Media Corporation (multi-media
Trustee	branding company); Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor
DOB: 2/20/1943	Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

Richard J. Shima	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee,
Trustee	Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA;
DOB: 8/11/1939	Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association;
Term of office since: 1993	Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.;
Other directorships: None	Former Trustee, Mentor Funds and Cash Resource Trust

Richard K. Wagoner, CFA[2]	Principal occupations: Member and Former President, North Carolina Securities Traders
Trustee	Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees
DOB: 12/12/1937	of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Kasey Phillips[4]	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.; Former Vice
Treasurer	President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen
DOB: 12/12/1970	Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
DOB: 4/20/1960
Term of office since: 2000

James Angelos[4]	Principal occupations: Chief Compliance Officer and Senior Vice President, Evergreen Funds;
Chief Compliance Officer	Former Director of Compliance, Evergreen Investment Services, Inc.
DOB: 9/2/1947
Term of office since: 2004

1	The Board of Trustees is classified into three classes of which one class is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Trustee oversees 89 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.
Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

568263 rv3 10/2005

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and K. Dun Gifford have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of the Registrant’s annual financial statements for the fiscal years ended October 31, 2005 and October 31, 2004, and fees billed for other services rendered by KPMG LLP.

	2005	2004
Audit fees	$38,750	$36,500
Audit-related fees (1)	0	0
Audit and audit-related fees	$38,750	$36,500

Evergreen Funds

Evergreen Income Advantage Fund
Evergreen Managed Income Fund
Evergreen Utilities and High Income Fund
Evergreen International Balanced Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

All Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of the SEC’s prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

The Fund has a separately designated standing audit committee established in accordance with

Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Shirley L. Fulton, K. Dun Gifford, Gerald M. McDonnell, William W. Pettit and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, Evergreen Investment Management Company, LLC (the “Advisor”). The proxy voting policies and procedures of the Advisor are included as an appendix at the end of the filing

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Managers

As of October 31, 2005, the Fund is managed by Dana E. Erikson, Lisa Brown-Premo, Peter Wilson and Anthony Norris.

Dana E. Erikson, CFA is a Managing Director, Senior Portfolio Manager, and Head of the High Yield Team. He has been with Evergreen Investment Company, LLC (“EIMC”) or one of its predecessor firms since 1996. Prior to this position, he was Head of High Yield Research (1999-2004).

Lisa Brown-Premo is a Senior Portfolio Manager and Head of the Mortgage-Backed Securities/Structured Products Team with Evergreen’s Customized Fixed Income group. She has been with Evergreen or one of its predecessor firms since 1986.

Peter Wilson is Managing Director, Chief Operating Officer and Senior Portfolio Manager with Evergreen International Advisors in London. He has been with Evergreen or one of its predecessor firms since 1989.

Anthony Norris is Managing Director, Chief Investment Officer, Senior Portfolio Manager with Evergreen International Advisors. He has been with Evergreen or one of its predecessor firms since 1990.

     Other Funds and Accounts Managed. The following table provides information about the registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio managers of the Fund as of the Fund’s most recent fiscal year ended October 31, 2005.

Portfolio Manager		(Assets in
		thousands)
Dana Erikson	Assets of registered investment companies managed
	Evergreen Income Advantage Fund	$1,424,181
	Evergreen Strategic Income Fund*	395,908
	Evergreen VA Strategic Income Fund*	84,011
	Evergreen High Yield Bond Fund	922,897
	Evergreen VA High Income Fund	35,379
	Evergreen Managed Income Fund*	1,165,691
	Sentinel Capital Markets Income Fund*……………………………………	79,378
	TOTAL	$4,107,445
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed	N/A
	Number of those subject to performance fee	N/A
	Number of separate accounts managed	0
	Assets of separate accounts managed	N/A
	Number of those subject to performance fee	N/A
	Assets of those subject to performance fee	N/A
Lisa Brown-Premo	Assets of registered investment companies managed
	Evergreen Strategic Income Fund**	$395,908
	Evergreen Adjustable Rate Fund	4,723,007
	Evergreen VA Strategic Income Fund**…………………………………….	84,011
	Evergreen Ultra Short Opportunities Fund………………………………….	633,953
	Evergreen U.S. Government Fund………………………………………….	551,622
	Evergreen Managed Income Fund**……..………………………………….	1,165,691
	TOTAL	$7,554,192
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed	N/A
	Number of those subject to performance fee	N/A
	Number of separate accounts managed	9
	Assets of separate accounts managed	$9,573,827
	Number of those subject to performance fee	N/A
	Assets of those subject to performance fee	N/A
Peter Wilson	Assets of registered investment companies managed
	Evergreen Strategic Income Fund***	$395,908
	Evergreen International Bond Fund	949,188
	Evergreen VA Strategic Income Fund***………………………………….	84,011
	Evergreen Managed Income Fund***……..…………………………….	1,165,691
	TOTAL	$2,594,798
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	8
	Assets of other pooled investment vehicles managed	$147,830
	Number of those subject to performance fee	N/A
	Number of separate accounts managed	26
	Assets of separate accounts managed	$13,695,061
	Number of those subject to performance fee	N/A
	Assets of those subject to performance fee	N/A
Anthony Norris	Assets of registered investment companies managed
	Evergreen Strategic Income Fund***	$395,908
	Evergreen International Bond Fund	949,188
	Evergreen VA Strategic Income Fund***………………………………….	84,011
	Evergreen Managed Income Fund***……..…………………………….	1,165,691
	TOTAL	$2,594,798
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	8
	Assets of other pooled investment vehicles managed	$147,830
	Number of those subject to performance fee	N/A
	Number of separate accounts managed	26
	Assets of separate accounts managed	$13,695,061
	Number of those subject to performance fee	N/A
	Assets of those subject to performance fee	N/A

* Mr. Erikson is not fully responsible for the management of the entire portfolios of Evergreen Managed Income Fund, Evergreen Strategic Income Fund, Evergreen VA Strategic Income Fund and Sentinel Capital Market Income Fund. As of October 31, 2005, he was responsible only for approximately $832.0 million of the $1,725.0 million in assets in these funds.

** Ms. Premo is not fully responsible for the management of the entire portfolios of Evergreen Managed Income Fund, Evergreen Strategic Income Fund and Evergreen VA Strategic Income Fund. As of October 31, 2005, she was responsible only for approximately $415.2 million of the $1,645.6 million in assets in these funds.

*** Mr. Wilson and Mr. Norris are not fully responsible for the management of the entire portfolios of Evergreen Managed Income Fund, Evergreen Strategic Income Fund and Evergreen VA Strategic Income Fund. As of October 31, 2005, they were responsible only for approximately $454.6 million of the $1,645.6 million in assets in these funds.

     Conflicts of Interest. Portfolio managers may experience certain conflicts of interest in managing the Fund’s investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. EIMC and Evergreen International Advisors (“EIA”) have policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities. EIMC’s policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple funds and other accounts may give rise to potential conflicts of interest, particularly if the funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a fund, which may constitute a conflict with the interest of the fund. EIMC and EIA seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in large capitalization equity securities. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

     Neither EIMC nor EIA receives a performance fee for its management of the funds. EIMC, EIA and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the funds—for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of EIMC and EIA, however, require that portfolio managers treat all accounts they manage equitably and fairly.

     EIMC has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in EIMC’s reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. EIMC has also adopted policies and procedures in accordance with Rule 17a-7 under the 1940 Act relating to transfers effected without a broker-dealer between registered investment companies or a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions. EIA has similar policies relating to brokerage, aggregation and fair allocation of trades.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the funds. One potential conflict arises from the weighting methodology used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus.

Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake. EIMC’s Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager’s activities outside EIMC by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of EIMC. The Codes of Ethics of EIA have similar provisions.

     Compensation. For EIMC and EIA, portfolio managers’ compensation consists primarily of a base salary and an annual bonus. Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and based on a comparison to competitive market data provided by external compensation consultants. The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.

     The annual bonus has an investment performance component (75%) and a subjective evaluation component (25%). The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets. For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

     To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile. A portfolio manager has the opportunity to maximize the investment component of the incentive payout by generating performance at or above the 25th percentile level.

     In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

     For calendar year 2004, the investment performance component of each portfolio manager’s bonus was determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below. The benchmarks may change for purposes of calculating bonus compensation for calendar year 2005.

Portfolio Manager
Dana Erikson	Lipper High Yield
Callan High Yield
Lipper Multi Sector Income

Lisa Brown-Premo……………….	Lipper Adjustable Rate
Lipper Intermediate U.S. Government
Funds
Lipper Multi Sector Income
Lipper Ultra Short Obligation Funds

Peter Wilson………………………	Lipper International Income Universe
Lipper Global Income Universe
Lipper Institutional Money Market Fund
Universe

Anthony Norris……………………	Lipper International Income Universe
Lipper Global Income Universe
Lipper Institutional Money Market Fund
Universe

     Portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company, based on their performance and/or positions held. Equity incentive awards are made based on subjective review of the factors that are considered in determining base salary and the annual bonus.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

  medical, dental, vision and prescription benefits,
  life, disability and long-term care insurance,
  before-tax spending accounts relating to dependent care, health care, transportation and parking, and various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

     These benefits are broadly available to EIMC employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

     Fund Holdings. As of the Fund’s fiscal year ended October 31, 2005, the portfolio managers do not have any holdings in the Fund.

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by each portfolio manager as of October 31, 2005. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Portfolio Manager
Dana Erikson……………………	$100,001	-	$500,000
Lisa Brown-Premo……………….	$500,000	-	$1,000,000
Peter Wilson………………………	$0
Anthony Norris……………………	$0

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen’s mutual fund business as of December 31, 2004. Total exposure equals the sum of (i) the individual’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Maryann Bruce	$100,001 – 500,000
President, EIS

Christopher Conkey	Over $1,000,000
Chief Investment Officer, EIMC

Dennis Ferro	Over $1,000,000
Chief Executive Officer, EIMC

Richard Gershen	$500,001 – 1,000,000
Head of Business Strategy, Risk and
Product Management, EIMC

W. Douglas Munn	$100,001 – 500,000
Chief Operating Officer, EIMC

Patrick O’Brien	Over $1,000,000
President, Institutional Division, EIMC

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If applicable/not applicable at this time.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There has been no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonable likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Managed Income Fund

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: October 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:
_______________________
Dennis H. Ferro,
Principal Executive Officer

Date: October 28, 2005

By: ________________________
Kasey Phillips
Principal Financial Officer

Date: October 28, 2005

Proxy Voting Policy and Procedures

Evergreen Investment Management Company, LLC — June 16, 2003

Statement of Principles

Evergreen Investment Management Company, LLC (EIMCO) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to EIMCO, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Corporate Governance Committee

EIMCO has established a corporate governance committee (Committee), which is a sub-committee of EIMCO's Investment Policy Committee. The Committee is responsible for approving EIMCO's proxy voting policies and procedures, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Conflicts of Interest

EIMCO recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where EIMCO or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within EIMCO and Wachovia Corporation will prevent EIMCO from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, EIMCO will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of EIMCO becomes aware of a potential conflict of interest, the Committee shall consult with EIMCO's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Proxy Voting Guideline Summary

I. The Board of Directors II. Proxy Contests

III. Auditors

IV. Proxy Contest Defenses

V. Tender Offer Defenses

VI. Miscellaneous Governance Provisions

VII. Capital Structure

VIII. Executive and Director Compensation

IX. State of Incorporation

X. Mergers and Corporate Restructurings

XI. Mutual Fund Proxies

XII. Social and Environmental Issues

I. The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse
  Implement or renew a dead-hand or modified dead-hand poison pill
  Ignore a shareholder proposal that is approved by a majority of the shares outstanding
  Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
  Have failed to act on takeover offers where the majority of the shareholders have tendered their shares
  Are inside directors and sit on the audit, compensation, or nominating committees
  Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office

Vote against shareholder proposals to limit the tenure of outside directors.

Age Limits

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

Charitable Contributions

Vote against proposals regarding charitable contributions.

II. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

III. Auditors

Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

IV. Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause. Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings. Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent. Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V. Tender Offer Defenses Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill. Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote against dual-class exchange offers. Vote against dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.

VI. Miscellaneous Governance Provisions Confidential Voting

Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access

Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

VII. Capital Structure Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures. Stock Distributions: Splits and Dividends Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company's industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. Preemptive Rights

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a case-by-case basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control — Will the transaction result in a change in control of the company? Bankruptcy — Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

  Adverse governance changes
  Excessive increases in authorized capital stock
  Unfair method of distribution
  Diminution of voting rights
  Adverse conversion features
  Negative impact on stock option plans
  Other alternatives such as spinoff

VIII. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis. Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and (3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote on management proposals seeking approval to reprice options on a case-by-case basis. Director Compensation Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a case-by-case basis. OBRA-Related Compensation Proposals:

  Amendments that Place a Cap on Annual Grants or Amend Administrative Features
  Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
  Amendments to Added Performance-Based Goals
  Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
  Amendments to Increase Shares and Retain Tax Deductions Under OBRA
  Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.
  Approval of Cash or Cash-and-Stock Bonus Plans
  Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Employee Stock Ownership Plans (ESOPs) Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

X. Mergers and Corporate Restructurings Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a case-by-case basis. Spinoffs Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. Asset Sales Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Changing Corporate Name Vote for changing the corporate name.

XI. Mutual Fund Proxies Election of Directors

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent
  Ignore a shareholder proposal that is approved by a majority of shares outstanding
  Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
  Are interested directors and sit on the audit or nominating committee
  Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares

Vote for the establishment of new classes or series of shares. Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.

Disposition of Assets/Termination/Liquidation

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation. Changes to the Charter Document Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund

Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund's Subclassification

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval Vote against these proposals.

Distribution Agreements

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure

Vote for the establishment of a master-feeder structure. Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

Shareholder Proposals

  Establish Director Ownership Requirement
  Vote against the establishment of a director ownership requirement.
  Reimburse Shareholder for Expenses Incurred
  Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.
  Terminate the Investment Advisor
  Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.

XII. Social and Environmental Issues Energy and Environment

In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns. South Africa In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to the MacBride Principles.

Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

Military Business

In most cases, Evergreen refrains from providing a vote recommendation on defense Issue proposals.

Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests. Maquiladora Standards and International Operations Policies In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

World Debt Crisis

In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

Animal Rights

In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

Product Integrity and Marketing

In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally, vote for disclosure reports that seek additional information regarding product integrity and marketing Issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources Issues

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources Issues.

Generally, vote for disclosure reports that seek additional information regarding human resources Issues, particularly when it appears companies have been unresponsive to shareholder requests.